June 9, 2006

DREYFUS GROWTH OPPORTUNITY FUND, INC.

Supplement to Prospectus dated July 1, 2005

The following information supplements and supersedes the applicable portions of the third paragraph in the section of the Prospectus entitled "Management — Investment Adviser."

Effective June 8, 2006, Martin Stephan is a co-primary portfolio manager of the fund with Elizabeth Slover, the fund's other primary portfolio manager; David Cameron is no longer a fund portfolio manager. Mr. Stephan is a senior vice president and director of quantitative research at The Boston Company Asset Management ("TBCAM"), where he has been employed since January 1997. He also has been employed by Dreyfus since October 2004. Prior to joining TBCAM, Mr. Stephan served as an associate research analyst at Morgan Stanley & Co., Inc.

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